Exhibit 99.2

A National Leader in Growth Stage Lending Fourth Quarter and Full Year 2020 Investor Presentation Exhibit 99.2

© 2021 Trinity Capital Inc. | 2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1993, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently-filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Registration Statement on Form 424B1. The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of Trinity Capital Inc. This presentation may contain “forward-looking statements.” These forward-looking statements include comments with respect to our financial objectives, loan portfolio growth, strategies and results of our operations. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions, including as a result of the coronavirus (COVID-19) pandemic. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. This presentation should be read in conjunction with our recent SEC filings. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice. FORWARD LOOKING STATEMENTS | DISCLAIMER

© 2021 Trinity Capital Inc. | 3 Company & Strategic Overview Financial Highlights Portfolio Highlights Venture Capital and Lending Market 4 10 17 23 28 INVESTOR PRESENTATION | AGENDA Supplemental Information 30 Analyst Coverage

COMPANY AND STRATEGIC OVERVIEW

(1) Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through December 31, 2020. Past performance relates to predecessor funds and is not indicative of future results of Trinity Capital. No assurance can be given that Trinity Capital’s investment objective will be achieved or that an investor will receive a return of all or any part of such investor’s investment. Investment results may vary significantly over any given time period. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company. © 2021 Trinity Capital Inc. | 5 TRINITY CAPITAL OVERVIEW Serving a Multi-Billion Dollar Underserved, Specialized Niche Market (2) As of December 31, 2020 based on NAV per share (3) Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period-of-time. Business Secured loans and equipment financing to growth stage companies backed by technology banks, venture capital and private equity firms 12 Year Track Record(1) Market Capitalization(2) $13.03 NAV per Share Portfolio(2) $86.7 Million Available Liquidity Liquidity(2) $238.7 Million Net Assets 59 Companies Warrant Positions 9 Companies Equity Positions $19.6 Billion Opportunities $1.12 Billion Fundings 173 Investments 107 Exits 57 Companies Debt Positions Internally Managed - Business Development Company | January 29, 2021 Structure | IPO Date BBB- Investment Rating(3) Debt to Equity 1:3 x 1

© 2021 Trinity Capital Inc. | 6 WHY IS TRINITY DIFFERENT We understand the growth stage world and provide more than money to our portfolio company partners Deep Operating Experience ▪ Highly experienced executive team with startup experience ▪ Decades of in-depth high-tech experience ▪ Numerous U.S. and International patents issued One Stop – Loans & Equipment Financing ▪ Providing term loans and equipment financing to growth stage companies ▪ Flexible financing solutions based on the company’s requirement ▪ Financing solutions to a highly fragmented, underserved market Robust & Scalable Platform ▪ Robust and scalable systems for origination, underwriting and monitoring ▪ Separation of origination, underwriting and monitoring duties aides “positive feedback” loop ▪ 34 dedicated professionals with a unique culture built over 12+ years

© 2021 Trinity Capital Inc. | 7 SEED SEED INVESTMENT PROFITABILITY EARLY GROWTH STAGE LATER TECHNOLOGY PROVEN PRODUCT DEVELOPED SALES DEVELOPMENT & REVENUE REVENUE GROWTH C O M P A N Y V A L U A T I O N COMPANY MILESTONES Trinity Investment Horizon Execution Risk vs. Technology Risk INVESTMENT HORIZON Growth Stage Companies are generally defined as having active equity sponsors, annual revenues up to $100 million and are past technology risk

© 2021 Trinity Capital Inc. | 8 CURRENT MARKET CONDITIONS AND OPPORTUNTIES Attractive growth opportunity in the debt and equipment financing space Continued investment in our team and platform ▪ We’ve added to the team over the last nine months ▪ Robust Pipeline activity – 42% increase in opportunities compared to Q4’19(1) The VC ecosystem has been incredibly resilient ▪ Venture Capital funding continued to be strong in 2020 - $156 Billion(2) ▪ US VCs closed 321 funds totaling $73.6 billion(2) Focusing on areas that we think are attractive ▪ Identified certain industries and company profiles that help reduce risk in this environment ▪ Large underserved market to growth stage companies (1) Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through December 31, 2020. Past performance relates to predecessor funds and is not indicative of future results of Trinity Capital. No assurance can be given that Trinity Capital’s investment objective will be achieved or that an investor will receive a return of all or any part of such investor’s investment. Investment results may vary significantly over any given time period. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company. (2) Pitchbook NVCA Venture Monitor Q4 2020

© 2021 Trinity Capital Inc. | 9 Investor Syndicate Revenue & Gross Margins Business Model Disciplined investment approach keeps our annualized loss rate at 26 Bps or 17 Bps when including realized gains(1) (1) Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through December 31, 2020. Past performance is not indicative of future results. No assurance can be given that the Company’s investment objective will be achieved or that an investor will receive a return of all or any part of such investor’s investment. Investment results may vary significantly over any given time period. UNDERWRITING APPROACH AND RISK MITIGATION FINANCIALS DEBT STRUCTURE CAPITALIZATION MANAGEMENT PRODUCT & MARKET Product Differentiation Market Potential Industry & Start-up Experience BOD Make-up Fund Vintage & Dry Capital Collateral Cash Life

FINANCIAL HIGHLIGHTS

© 2021 Trinity Capital Inc. | 11 Q4 2020 HIGHLIGHTS ▪ Net Investment Income (”NII”) of $5.3M ▪ Total Investment Income of $15.3M ▪ NII per share of $0.29 provides 107% distribution coverage ▪ Declared a second dividend distribution of $0.27 consistent with $0.27 in prior quarter Robust Earnings Leading Originations Platform Portfolio Yielding Assets Liquidity Credit Rating ▪ Total Debt Investments (at cost): $447.5M ▪ Total Investments (at cost): $498.3M ▪ Effective Yield: 14.5% ▪ Debt & equity fundings in Q4 2020: $102.5M ▪ $1.12B in total debt and equity fundings since 2008(2) ▪ $87M available liquidity (subject to existing terms and covenants of the Company’s credit facility) ▪ Debt to Equity 1.3:1 ▪ Egan Jones BBB-(3) ▪ Stable Outlook (1) Based on NII, excludes realized and unrealized gains/losses (3) Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time. (2) Includes annualized historical information of Trinity Capital’s predecessor funds, the first of which was launched in 2008, through December 31, 2020. Past performance is not indicative of future results and no reliance should be placed on them. Performance results may vary significantly over any given period of time.

© 2021 Trinity Capital Inc. | 12 QUARTERLY INCOME STATEMENT For the three months ended (In 000’s, except per share amounts) 12/31/2020 9/30/2020 06/30/2020(1) 3/31/2020(1) Total Investment Income $15,340 $13,529 $13,847 $12,248 Interest expense and other debt financing costs 4,340 3,893 4,281 4,259 Compensation and benefits 4,482 2,892 1,681 1,378 General and administrative 1,232 1,128 1,124 903 Total Operating Expenses 10,054 7,913 7,086 6,540 Net Investment Income (NII) 5,286 5,616 6,761 5,708 Net Realized Gain / (Loss) from Investments (5,029) (1,490) (2,002) (882) Net Change in Unrealized Appreciation / (Depreciation) from Investments 8,995 8,208 2,122 (24,291) Costs related to the acquisition of Trinity Capital Holdings, LLC. and Legacy Funds 472 --(15,586) Net Increase (Decrease) in Net Assets from Operations $9,724 $12,334 6,881 (35,051) Net Investment Income (NII) per Share $0.29 $0.31 $0.37 $0.32 Net Increase (Decrease) in Net Assets resulting from Operations per Share $0.53 $0.68 $0.38 $(1.97) Weighted Average Shares Outstanding – Basic and Diluted 18,261 18,166 18,075 17,822 (1) Certain amounts in the financial statements for three months ended March 31, 2020 and June 30, 2020 as filed on Forms 10Q have been reclassified to conform to the presentation of the current period financial statements. These reclassifications had no effect on the previously reported net increase (decrease) in net assets.

© 2021 Trinity Capital Inc. | 13 BALANCE SHEET December 31 (In 000’s, except per share amounts) 2020 Assets Total Investments at fair value $493,651 Cash and cash equivalents 44,656 Restricted cash 16,445 Interest Receivable 3,468 Prepaid Expenses & Other Assets 1,488 Total Assets 559,708 Liabilities Credit facility, net of $2,107 of unamortized deferred financing cost $132,893 Notes payable, net of $4,697 of unamortized deferred financing cost 120,303 Convertible notes payable, net of $3,448 of unamortized deferred financing costs and discount 46,552 Accounts payable and accrued expenses 7,309 Distribution Payable 4,947 Other liabilities 8,956 Total Liabilities 320,960 Net Assets $238,748 Shares Outstanding 18,321 Net Assets per Share $13.03

© 2021 Trinity Capital Inc. | 14 EFFECTIVE YIELD VS CORE YIELD Leading to Strong Earnings $371 $380 $381 $443 11.3% 14.2% 13.1% 13.6% 15.0% 14.6% 14.1% 14.5% 8% 9% 10% 11% 12% 13% 14% 15% $320 $340 $360 $380 $400 $420 $440 $460 Q1 Q2 Q3 Q4 FY 2020 PORTFOLIO YIELDS Total Debt Investments (FV, $ in million) Core Yield (excluding fee income) Effective Yield (including fee income) Portfolio Effective Yield Trend Increase in interest income due to higher total debt investments and effective yield.

© 2021 Trinity Capital Inc. | 15 DEBT CAPITAL STRUCTURE Key borrowing types ($ in million) at 12/31/20 Funding Source Debt Commitment Outstanding Principle Undrawn Commitment Stated Maturity Interest Rate Notes: 2025 Unsecured Notes $125.0 $125.0 - January 16, 2025 7.0% Convertible Notes $50.0 $50.0 - December 11, 2025 6.0% Bank Facility: Credit Suisse Credit Facility $300.0 $135.0 $165.0 January 8, 2022 3-month Libor + 3.25%

© 2021 Trinity Capital Inc. | 16 SOLID SHAREHOLDER RETURNS $0.22 $0.49 $0.76 $1.03 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 Q1 Q2 Q3 Q4 Cumulative Distributions per share for 2020 Total Dividends Distributable Net Income covered dividends by 109% in 2020 Strong Earnings and Dividend Stability Consistently paid a quarterly dividend since formation in Q1 2020

PORTFOLIO HIGHLIGHTS

(1) Based on Fair Market Value © 2021 Trinity Capital Inc. | 18 PORTFOLIO SUMMARY At December 31, 2020 Industry Diversification(1) Geography Diversification(1) Canada: 5.5% 48.8% 6.9% 8.9% 0.4% 3.6% 25.9% 20% 16% 15% 7% 6% 6% 5% 25% Professional, Scientific, and Technical Services Manufacturing Retail Trade Information Utilities Rental and Leasing Wholesale Trade Finance and Insurance Industry Diversification(1) Other < 5% individual industry Agriculture, Forestry, Fishing and Hunting Pharmaceutical Educational Services Administrative and Support and Waste Health Care and Social Assistance Construction Real Estate

© 2021 Trinity Capital Inc. | 19 PORTFOLIO SUMMARY At December 31, 2020 75% 25% Floating vs. Fixed Rate(1) Fixed Floating 65% 25% 7% 3% Investment Type Breakout(1) Secured Loan Equipment Financing Equity Warrant (1) Based on Fair Market Value

© 2021 Trinity Capital Inc. | 20 POTENTIAL WARRANT UPSIDE • Investment of $17.6 million (50%) • Proceeds of $35.2 million (2X) • Cost of $26.6 million • Potential gain of $8.6 million or $0.47 per share • Investment of $17.6 million (50%) • Proceeds of $52.8 million (3X) • Cost of $26.6 million • Potential gain of $26.2 million or $1.43 per share • Investment of $17.6 million (50%) • Proceeds of $70.4 million (4X) • Cost of $26.6 million • Potential gain of $43.8 million or $2.39 per share 3 Pending Portfolio Company M&A Liquidity Events ▪ AyDeeKay (Indie Semiconductor), Matterport and Atieva have entered into definitive merger agreements with Special Purpose Acquisition Companies (SPACs) 94 Warrant Positions in 60 Portfolio Companies ▪ GAAP fair value ~ $17.8 million ▪ GAAP cost ~ $17.9 million ▪ ~ $35.2 million in nominal exercise value Hypothetical Models of Potential Warrant Gains at 12/31/20 ▪ Assume that only 50% of warrants will monetize ▪ Cost of exercised warrants is ~ $26.5 million ▪ Based on 18.3 million shares of common stock outstanding at 12/31/20 MULTIPLE MULTIPLE MULTIPLE 2X 3X 4X

© 2021 Trinity Capital Inc. | 21 DISCIPLINED CREDIT RATING Consistent and disciplined underwriting standards $371 $380 $381 $443 2.9 3.2 3.2 3.2 1 1.5 2 2.5 3 3.5 $300 $350 $400 $450 Q1 Q2 Q3 Q4 Total Debt Investments (FV, $ in million) Weighted Investment Credit Rating Q4 2020 Q3 2020 Q2 2020 Q1 2020 Very Strong Performance (4.0 – 5.0) $92,519 20.9% $59,767 15.8% $63,877 16.8% $55,109 14.9% Strong Performance (3.0 – 3.9) 212,969 48.0% $187,844 49.3% $176,131 46.5% $113,320 30.6% Performing (2.0 – 2.9) 116,895 26.4% $130,263 34.2% $135,718 35.7% $172,190 46.5% Watch (1.6– 1.9) 19,230 4.3% - 0.0% - 0.0% $27,123 7.3% Default/Workout (1.0 – 1.5) 1,606 0.4% $3,502 0.7% $3,956 1.0% $2,726 0.7% Weighted Average 3.2 3.2 3.2 2.9 Credit risk rating at Fair Value, Q4 2020 – Q1 2020 ($ in thousands)

© 2021 Trinity Capital Inc. | 22 TRINITY PORTFOLIO Sample List of Portfolio

VENTURE CAPITAL AND LENDING MARKET

Source: Pitchbook NVCA Venture Monitor Q4 2020 © 2021 Trinity Capital Inc. | 24 $24 $30 $38 $37 $28 $32 $45 $42 $48 $73 $85 $81 $87 $143 $138 $156 2,995 3,405 4,406 4,851 4,598 5,515 6,891 8,018 9,474 10,648 11,276 10,069 10,900 11,287 12,285 12,254 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 # of Deals Dollar Invested (billions) VC dollars # of deals VENTURE CAPITAL MARKET US VC deal activity

© 2021 Trinity Capital Inc. | 25 VENTURE CAPITAL FUNDRAISING $31 $35 $32 $13 $19 $24 $25 $21 $36 $41 $47 $42 $68 $54 $74 $- $10 $20 $30 $40 $50 $60 $70 $80 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Billions Capital Raised ($) US VC fundraising activity Source: Pitchbook NVCA Venture Monitor Q4 2020

© 2021 Trinity Capital Inc. | 26 (1) Pitchbook NVCA Venture Monitor Q4 2020 (2) Based on Management Estimates VENTURE DEBT MARKET Opportunity in an underserved market There were about 10 significant venture debt lenders The top 3 largest players in the industry achieved < ~15% market share(2) $23 billion Market Opportunity Capacity(2) LARGE UNTAPPED MARKET IN 2020 VC Investments in 2020(1) $156 Bn $47 Bn Venture Debt Market(2) - 2020 Approx. 30% of the Venture Capital Removing Bank participation (50%) Venture Debt Market(2) - 2020 $23 Bn Total addressable market (TAM) Serviceable addressable market (SAM) >>>>>> >>>>>>

© 2021 Trinity Capital Inc. | 27 Multiple shared portfolio companies with top Venture Capital Firms We have established inter-creditor agreements with the banks Combining with bank debt results in a lower blended cost to our customers We provide equipment financing and incremental debt capital PARTNERSHIP WITH TOP VCS AND TECHNOLOGY BANKS Relationships with top market share banks catering to majority of VC-backed companies

ANALYST COVERAGE

© 2021 Trinity Capital Inc. | 29 EXTENSIVE INDUSTRY ANALYST COVERAGE Followed by six firms Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Ryan Lynch (initiating coverage 2/23/21) Finian O’Shea (initiating coverage 2/23/21) Brock Vandervliet (initiating coverage 2/23/21) Sarkis Sherbetchyan (initiating coverage 2/23/21) Casey Alexander (initiating coverage 2/23/21) Christopher Nolan (initiating coverage 2/23/21)

SUPPLEMENTAL INFORMATION

© 2021 Trinity Capital Inc. | 31 REGULATION AND STRUCTURE BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Trinity Capital Inc. is an Internally Managed BDC under the 1940 Act and Intends to Elect be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 ▪ Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) ▪ Leverage limited to approximately 2:1 debt/equity ▪ Investments are required to be carried at fair value ▪ Majority of Board of Directors must be independent ▪ Offer managerial assistance to portfolio companies ▪ Distribute taxable income as dividend distributions to shareholders, subject to approval by Trinity Capital’s Board of Directors ▪ Mandates asset diversification ▪ Eliminates corporate taxation ▪ Allows for the retention of capital gains and/or spillover of taxable income

We look forward to our growing partnership. THANK YOU